Exhibit 99.g(ii)

                                     FORM OF
March 28, 2001

Board of  Directors
Deutsche Investors Funds, Inc.

Re: Delegation of Responsibilities as a Foreign Custody Manager under Rule 17f-5 and Assumption by Delegate of Certain Responsibilities under Rule 17f-7
    ----------------------------------------------------------------------------

Dear Sirs:

         Deutsche Investors Funds Inc., on behalf of of each of the funds listed in Exhibit B, attached hereto (each a "Fund," collectively,the "Fund") and Bankers Trust Company, a New York banking corporation (the "Delegate"), have previously entered into a Custodian Agreement dated March 28, 2001 (the "Custodian Agreement"), pursuant to which the Delegate provides custody and related services to the Fund, including the use of foreign subcustodians and depositories, subject to the terms and conditions set forth therein. The Securities and Exchange Commission recently amended Rule 17f-5 and adopted Rule 17f-7, each under the Investment Company Act of 1940 ( the "1940 Act"), concerning arrangements for foreign subcustodians and depositories, respectively. Pursuant to the provisions of Rule 17f-5(b), and subject to the terms and conditions set forth herein, you (the "Board") on behalf of the Fund hereby delegate and the Delegate hereby agrees to accept and assume certain responsibilities described herein concerning custody of (1) the Fund's investments for which the primary market is outside of the United States and (2) such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments (such investments and cash shall hereinafter be referred to collectively as "Assets"). In addition, pursuant to the provisions of Rule 17f-7(a)(1), the Delegate assumes, subject to the terms and conditions set forth herein, certain analysis and monitoring functions related to foreign depositories.

         All references hereunder to the 1940 Act and to the rules and regulations thereunder shall be deemed to be a reference to such Act and its rules and regulations as they may be amended from time to time. If any provision in this Agreement is or may be interpreted to be inconsistent with any provision in the Custodian Agreemnt, the provision in this Agreement will prevail.

         1.       Representations of the Parties

         The Delegate represents and warrants that it is a US Bank within the meaning of Rule 17f-5(a)(7) under the 1940 Act and has the power and authority to execute, deliver and perform this Agreement.

         The Fund represents and warrants that the Board has determined that it is reasonable to rely on the Delegate to perform the responsibilities delegated by this Agreement and has duly authorized the execution and delivery of this Agreement on behalf of the Fund.

         2.       Jurisdictions Covered

         The authority delegated by this Agreement subject to the provisions of the last paragraph of this Section 2 applies with respect to Assets held in the jurisdictions covered by the Delegate's subcustodial network and approved by the Fund or authorized for investment by the Fund's officers or investment adviser. A listing of the Delegate's subcustodial network as of the date hereof is attached hereto as Annex A. Jurisdictions in the Delegate's network may be added and the subcustodial network may be modified from time to time by notice ("flash notice") from the Delegate to the Fund. Flash notices may be sent by the Delegate to the Fund by e-mail, over the internet or by other similar electronic means to the Fund's address set forth in Section 11 or otherwise furnished by the Fund to the Delegate. The Delegate's responsibility and authority with respect to jurisdictions so added shall commence, subject to the provisions of the last paragraph of this Section 2, on the date of, or set forth in, the flash notice.

         Each of the Fund and the Delegate may withdraw its delegation or its acceptance of such delegation with respect to any jurisdiction upon written notice to the Delegate or the Fund, as the case may be. Such withdrawal shall be effective thirty (30) days after receipt of such notice by the party to which notice has been sent and thereafter the Delegate shall have no further responsibility or authority under this Agreement with respect to the jurisdiction or jurisdictions as to which authority or acceptance of delegation is so withdrawn.

         3.       Delegation of Authority to Act as Foreign Custody Manager

         (a) Subject to the provisions of this Agreement and the requirements of applicable law, including Rule 17f-5 under the 1940 Act, the Delegate is authorized to place and maintain Assets in the care of any Eligible Foreign Custodian or Custodians within the meaning of Rule 17f-5(a)(1) of the 1940 Act in each jurisdiction to which this Agreement applies and to enter into on behalf of the Fund such written contract or contracts governing the Fund's foreign custody arrangements with such Eligible Foreign Custodian or Custodians as the Delegate deems appropriate.

         (b) In addition, subject to the requirements of the 1940 Act, including
Section 17(f) thereof, and any other applicable law or regulation, the Delegate is authorized to place and maintain Assets in the care of any person (a "Permissible Foreign Custodian") with which Assets may be placed and maintained outside of the United States under the 1940 Act other than pursuant to Rule 17f-5 thereunder or in accordance with an order of the Securities and Exchange Commission and to enter into on behalf of the Fund such written contract governing the Fund's foreign custody arrangements with such Permissible Foreign Custodian as the Delegate deems appropriate.

         (c) Written contracts governing the Fund's foreign custody arrangements must contain the provisions listed under Rule 17(f)(c)(2)(i) or, in lieu of such provisions, the contracts may contain other provisions, provided that the Delegate determines that such other provisions provide, in their entirety, the same or greater level of care and protection for the Assets as do the listed provisions in their entirety.

         (d) The authority granted in (a) and (b) of this paragraph 3 shall include, subject to the same limitations set forth therein, the authority to withdraw Assets from an Eligible Foreign Custodian or Permissible Foreign Custodian in any jurisdiction in which this Agreement applies and place and maintain the Assets so withdrawn in the care of another Eligible Foreign Custodian or Permissible Foreign Custodian in the same jurisdiction and to enter into appropriate written contracts governing the Fund's foreign custody arrangements with such Eligible Foreign Custodian or Permissible Foreign Custodian.

         4.       Monitoring of Eligible Foreign Custodians and Contracts

         In each case in which the Delegate has exercised the authority delegated under this Agreement under Section 3(a) to place Assets with an Eligible Foreign Custodian, the Delegate is authorized to, and shall on behalf of the Fund, establish and maintain thrpoughouth the term of this Agreement, a system reasonably designed to monitor the appropriateness of maintaining the Fund's Assets with such Eligible Foreign Custodian and the contract with such Eligible Foreign Custodian. If an arrangement with an Eligible Foreign Custodian no longer meets the requirements of Rule 17f-5(c), the Delegate will withdraw the Assets from such entity as soon as reasonably practicable and deposit such Assets with another Eligible Foreign Custodian in the same jurisdiction, if available, under arrangements which satisfy the requirements of Rule 17f-5(c).

         5.       Guidelines and Procedures for the Exercise of Delegated
                  Authority

         (a) In exercising its delegated authority under this Agreement, the Delegate may assume, for all purposes, that the Board (or the Fund's investment adviser pursuant to authority delegated by the Board) has considered and, pursuant to its fiduciary duties to the Fund and its shareholders, determined to accept such country risk as is incurred by placing and maintaining Assets in the jurisdictions to which this Agreement applies. The Delegate will accept instructions from such party or parties as may be authorized pursuant to the provisions of the Custodian Agreement to settle transactions with respect to and hold such Assets in the jurisdictions set forth in such instructions in reliance on the foregoing assumption. In exercising its delegated authority under this Agreement, the Delegate may also assume that the Board (or the Fund's investment adviser pursuant to authority delegated by the Board) has, and will continue to monitor such country risk to the extent that the Board deems necessary or appropriate. Nothing in this Agreement shall require the Delegate to make any selection or to engage in any monitoring on behalf of the Fund that would entail the consideration of country risk, except as expressly hereinafter provided in
Section 6 with respect to securities depositories. For purposes of this Section 5(a), country risk means all factors reasonably related to the systemic risk of holding assets in a particular country, including, without limitation, such country's financial infrastructure (including any securities depositories operating in such country); prevailing custody and settlement practices; and laws and regulations applicable to the safekeeping and recovery of assets held in custody, provided, Delegate may furnish information to the Fund bearing on some or all of the foregoing risks.

         (b) In exercising the authority delegated under this Agreement to place Assets with an Eligible Foreign Custodian, the Delegate shall determine that Assets will be held by such

Eligible Foreign Custodian subject to reasonable care based on the standards applicable to custodians in the market in which the Assets will be held after considering all factors relevant to the safekeeping of such Assets, including, without limitation, those set forth in Rule 17f-5(c)(1) of the 1940 Act.

         (c) In exercising the authority delegated under this Agreement to enter into written contracts governing the Fund's foreign custody arrangements with an Eligible Foreign Custodian, the Delegate shall determine that such contracts (or, in the case of a securities depository other than a compulsory securities depository, such contract, the rules or established practices and procedures of such depository, or any combination of the foregoing) provide reasonable care for Assets based on the standards applicable to Custodians in the market where Assets will be held. In making this determination, the Delegate shall consider the provisions of Rule 17f-5(c)(2) of the 1940 Act.

         6.       Securities Depositories

         (a) The Delegate shall, for evaluation by the Fund or its adviser, provide an analysis of the custody risks, including country risks (as defined in Section 5(a) of this Agreement) related thereto, associated with maintaining the Fund's Assets with each Eligible Securities Depository (as defined in Rule 17f-7, which term shall for the purposes of this Section 6 include any other securities depository for which the SEC by exemptive order has permitted registered investment companies to maintain their assets) utilized directly or indirectly by the Delegate as of the date hereof (or, in the case of an Eligible Securities Depository not so utilized as of the date hereof, prior to the initial placement of the Fund's Assets at such Depository) and at which any Assets of the Fund are held or are expected to be held. The Delegate shall monitor the custody risks, including country risks (as defined in Section 5(a) of this Agreement) related thereto, associated with maintaining the Fund's Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify the Fund or its adviser of any material changes in such risks.

         (b) Based on the information available to it in the exercise of diligence, the Delegate shall determine the eligibility under Rule 17f-7 of each securities depository before maintaining the Fund's Assets therewith and shall promptly advise the Fund if any Eligible Securities Depository ceases to be so eligible. A list of Eligible Securities Depositories used by the Delegate directly or indirectly as of the date hereof is listed in Annex A attached hereto. From time to time, Eligible Securities Depositories may, subject to Rule 17f-7(a)(11)(A), be added to the list by flash notice or other means of communication.

         7.       Standard of Care

         In exercising the authority delegated under this Agreement and in fulfilling its responsibilities under Section 6, the Delegate will exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of Assets would exercise but subject to the provisions of this Agreement, including, without limitation, paragraph 5(a) above.

         8.       Notification of Custodial Placement

         The Delegate agrees to provide written reports notifying the Board of the placement of Assets with a particular Eligible Foreign Custodian or Permissible Foreign Custodian and of any material change in the Fund's foreign custody arrangements. Such reports shall be provided to the Board at such times as the Fund and the Delegate may agree in writing.

         9.       Fees and Expenses

         The Delegate shall charge fees and be reimbursed for expenses for performing its functions under this Agreement as may be agreed between the parties hereto.

         10.      Effectiveness and Termination

         This Agreement shall become effective as of the date set forth above upon the execution and delivery of this Agreement or a counterpart thereof by each party thereto to the other party. This Agreement may be terminated at any time, without penalty, by either party hereto, by written notice from the terminating party to the non-terminating party. Such termination shall become effective 30 days after receipt by the non-terminating party of such notice. This Agreement shall also terminate upon the effectiveness of termination of the employment of the Delegate as custodian of Assets.

         11.      Notices

         Except as otherwise provided in Sections 2 and 6, all communications and notices between the parties hereto in connection herewith (a) shall be in writing, hand delivered or sent by telex, telegram, cable, facsimile, internet or other means of electronic communication agreed upon by the parties hereto addressed as follows:

         If to the Fund, to:
                                    Deutsche Asset Management
                                    One South Street
                                    MS 1-18-6
                                    Baltimore, Maryland 21202-3220
                                    Attention: Amy Olmert, Director
                                    With a copy to: Daniel O. Hirsch, Director

         If to the Delegate, to:

                                    Bankers Trust Company
                                    130 Liberty Street, 20th Floor
                                    MS NYC 02-2204
                                    New York, New York 10006
                                    Atttention: Richard J Fogarty
                                    Phone: (212) 250-7686
                                    Fax: (212) 669-0746


or in either case to such other address as shall have been furnished to the receiving party pursuant to the provisions hereof and (b) shall be deemed effective when received, or, in the case of a telex, when sent to the proper number and acknowledged by a proper answerback.

         12.      Governing Law and Successors and Assigns

         This Agreement shall be construed in accordance with the laws of the State of New York and shall not be assignable by either party but shall bind the successors in interest of the Board and the Delegate. Any suit, action or proceeding arising out of this Agreement may be instituted in any State or Federal court sitting in the City of New York, State of New York, United States of America, and the Fund irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding and waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that such suit, action or proceeding was brought in an inconvenient forum. Each party hereto irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified air mail, postage prepaid, to the other party at its address set forth in Section 10 above or in any other manner permitted by law.

         13.      Counterparts

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.      Miscellaneous.

         (a) If any provision of this Agreement is held or made invalid by a court or regulatory agency decision, statute, rule or otherwise, the remainder of the Agreement will continue to be valid and enforceable.

         (b) If any provisions of this Agreement shall be deemed to contradict any provisions of the Custodian Agreement, the provisions of this Agreement shall govern with respect to the rights and obligations covered hereby.

         (c) The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions of the Agreement or otherwise affect their meaning or interpretation.

         If the foregoing correctly sets forth our understanding, please execute in the space provided below and return to the undersigned the enclosed copy of this Agreement.

                                                 Very truly yours,

                                                 BANKERS TRUST COMPANY



                                                 By:________________________



AGREED AS SET FORTH ABOVE

DEUTSCHE INVESTORS FUNDS, INC.
On behalf of the Growth Opportunity Fund


By:___________________________

                                     ANNEX A

                              SUBCUSTODIAL NETWORK

---------------------------- -------------------------------------------- --------------------------------------------
       JURISDICTION                     NAME OF SUBCUSTODIAN                          NAME OF DEPOSITORY
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Argentina                    Citibank, N.A., Argentina                    Caja de Valores, S.A.
---------------------------- -------------------------------------------- --------------------------------------------
                             Deutsche Bank S.A., Argentina                Caja de Valores, S.A.
---------------------------- -------------------------------------------- --------------------------------------------
Australia                    National Australia Bank Limited, Melbourne   (1)  Austraclear Limited
                                                                          (2)  The Clearing House Electronic
                                                                               Sub-Register System
                                                                          (3)  The Reserve Bank Information and
                                                                               Transfer System
---------------------------- -------------------------------------------- --------------------------------------------
Austria                      Bank Austria, Vienna                         Wertpapiersarmmelbank bei der
                                                                          Oesterreichische Kontrollbank AG
---------------------------- -------------------------------------------- --------------------------------------------
                             Deutsche Bank AG, Vienna                     Wertpapiersarmmelbank bei der
                                                                          Oesterreichische Kontrollbank AG
---------------------------- -------------------------------------------- --------------------------------------------
Bangladesh                   Standard Chartered Bank, Dhaka               None
---------------------------- -------------------------------------------- --------------------------------------------
Belgium                      Fortis Bank, Brussels                        (1)  Caisse Interprofessionnelle de Depots
                                                                               et de Virements de Titres S.A.
                                                                          (2)  Banque Nationale de Belgique
---------------------------- -------------------------------------------- --------------------------------------------
Botswana                     Barclays Bank of Botswana Limited, Gaborone  None
---------------------------- -------------------------------------------- --------------------------------------------
Brazil                       Citibank, N.A., Sao Paolo                    (1)  Companhia Brasileira de Liquidacao e
                                                                               Custodia
                                                                          (2)  Sistema Especial de Liquidacao e
                                                                               Custodia
---------------------------- -------------------------------------------- --------------------------------------------
                             Deutsche Bank S.A. - Banco Alemao, Sao       (1)  Companhia Brasileira de Liquidacao e
                             Paolo                                             Custodia
                                                                          (2)  Sistema Especial de Liquidacao e
                                                                               Custodia
---------------------------- -------------------------------------------- --------------------------------------------
Canada                       The Royal Bank of Canada, Toronto            The Canadian Depository for Securities
                                                                          Limited
---------------------------- -------------------------------------------- --------------------------------------------
Chile                        Citibank, N.A., Santiago                     Deposito Central de Valores S.A.
---------------------------- -------------------------------------------- --------------------------------------------

---------------------------- -------------------------------------------- --------------------------------------------
       JURISDICTION                     NAME OF SUBCUSTODIAN                          NAME OF DEPOSITORY
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
People's Republic of         Deutsche Bank AG, Hong Kong                  The Shanghai Securities Central Clearing
China-Shanghai                                                            and Registration Corporation
---------------------------- -------------------------------------------- --------------------------------------------
People's Republic of         Deutsche Bank AG, Hong Kong                  The Shenzhen Securities Central Clearing
China-Shenzhen                                                            Co., Ltd.
---------------------------- -------------------------------------------- --------------------------------------------
Colombia                     Cititrust Colombia, S.A., Bogota             (1)  Deposito Central de Valores
                                                                          (2)  Deposito Centralizado de Valores
---------------------------- -------------------------------------------- --------------------------------------------
Czech Republic               Ceskoslovenska Obchodni Banka, A.S., Prague  (1)  Stredisko Cennych Papiru
                                                                          (2)  The Czech National Bank
---------------------------- -------------------------------------------- --------------------------------------------
                             Deutsche Bank AG, Prague                     (1)  Stredisko Cennych Papiru
                                                                          (2)  The Czech National Bank
---------------------------- -------------------------------------------- --------------------------------------------
Denmark                      Den Danske Bank, Copenhagen                  Vaerdipapircentralen - The Danish
                                                                          Securities Center
---------------------------- -------------------------------------------- --------------------------------------------
Ecuador                      Citibank, N.A., Quito                        None
---------------------------- -------------------------------------------- --------------------------------------------
Egypt                        Citibank, N.A., Cairo                        The Misr Company for Clearing, Settlement
                                                                          and Central Depository
---------------------------- -------------------------------------------- --------------------------------------------
                             The National Bank of Egypt, Cairo            The Misr Company for Clearing, Settlement
                                                                          and Central Depository
---------------------------- -------------------------------------------- --------------------------------------------
Finland                      Merita Bank Plc, Helsinki                    The Finnish Central Securities Depository
                                                                          Ltd.
---------------------------- -------------------------------------------- --------------------------------------------
France                       BNP Paribas, Paris                           Societe Interprofessionnelle pour la
                                                                          Compensation des Valeurs Mobilieres
---------------------------- -------------------------------------------- --------------------------------------------
                             Deutsche Bank AG, Paris                      Societe Interprofessionnelle pour la
                                                                          Compensation des Valeurs Mobilieres
---------------------------- -------------------------------------------- --------------------------------------------
Germany                      Deutsche Bank AG, Frankfurt                  Clearstream Banking AG
---------------------------- -------------------------------------------- --------------------------------------------
Ghana                        Barclays Bank of Ghana Limited, Accra        None
---------------------------- -------------------------------------------- --------------------------------------------
Greece                       The National Bank of Greece S.A., Athens     The Central Securities Depository (C.S.D.)
---------------------------- -------------------------------------------- --------------------------------------------

---------------------------- -------------------------------------------- --------------------------------------------
       JURISDICTION                     NAME OF SUBCUSTODIAN                          NAME OF DEPOSITORY
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Hong Kong                    Deutsche Bank AG, Hong Kong                  (1)  Central Clearing and Settlement System
                                                                          (2)  The Central Money Markets Unit
---------------------------- -------------------------------------------- --------------------------------------------
Hungary                      Bank Austria Creditanstalt                   KELER - The Central Depository and
                                                                          Clearing House (Budapest) Ltd.
---------------------------- -------------------------------------------- --------------------------------------------
                             Citibank, Budapest Rt., Budapest             KELER - The Central Depository and
                                                                          Clearing House (Budapest) Ltd.
---------------------------- -------------------------------------------- --------------------------------------------
                             Deutsche Bank Rt., Budapest                  KELER - The Central Depository and
                                                                          Clearing House (Budapest) Ltd.
---------------------------- -------------------------------------------- --------------------------------------------
India                        Deutsche Bank AG, Mumbai                     The National Securities Depository Limited
---------------------------- -------------------------------------------- --------------------------------------------
Indonesia                    Deutsche Bank AG, Jakarta                    (1)  Bank Indonesia
                                                                          (2)  PT Kustodian Sentral Efek
                                                                               Indonesia/PT KSEI
---------------------------- -------------------------------------------- --------------------------------------------
                             Standard Chartered Bank, Jakarta             (1)  Bank Indonesia
                                                                          (2)  PT Kustodian Sentral Efek
                                                                          Indonesia/PT KSEI
---------------------------- -------------------------------------------- --------------------------------------------
Ireland                      Allied Irish Bank, PLC, Dublin               (1)  The Central Bank of Ireland
                                                                               Securities Settlements Office
                                                                          (2)  CRESTCo Limited
---------------------------- -------------------------------------------- --------------------------------------------
                             Bank of Ireland, Dublin                      (1)  The Central Bank of Ireland
                                                                               Securities Settlements Office
                                                                          (2)  CRESTCo Limited
---------------------------- -------------------------------------------- --------------------------------------------
Israel                       Bank Leumi Le-Israel B.M., Tel Aviv          The Clearing House of The Tel Aviv Stock
                                                                          Exchange
---------------------------- -------------------------------------------- --------------------------------------------
Italy                        Banca Commerciale Italiana, Milan            (1)  Monte Titoli, S.p.A.
                                                                          (2)  Banca d'Italia
---------------------------- -------------------------------------------- --------------------------------------------
                             BNP Paribas Italian Branch                   (1)  Monte Titoli, S.p.A.
                                                                          (2)  Banca d'Italia
---------------------------- -------------------------------------------- --------------------------------------------
                             Citibank, N.A., Milan                        (1)  Monte Titoli, S.p.A.
                                                                          (2)  Banca d'Italia
---------------------------- -------------------------------------------- --------------------------------------------
                             Deutsche Bank Societa per Azioni, Milan      (1)  Monte Titoli, S.p.A.
                                                                          (2)  Banca d'Italia
---------------------------- -------------------------------------------- --------------------------------------------
Japan                        The Bank of Tokyo Mitsubishi, Ltd., (BTM)    (1)  The Japan Securities Depository Center
                                                                          (2)  The Bank of Japan
---------------------------- -------------------------------------------- --------------------------------------------
                             Dai Ichi Kangyo Bank Ltd., Tokyo             (1)  The Japan Securities Depository Center
                                                                          (2)  The Bank of Japan
---------------------------- -------------------------------------------- --------------------------------------------
                             The Sumitomo Bank, Ltd., Tokyo               (1)  The Japan Securities Depository Center
                                                                          (2)  The Bank of Japan
---------------------------- -------------------------------------------- --------------------------------------------

---------------------------- -------------------------------------------- --------------------------------------------
       JURISDICTION                     NAME OF SUBCUSTODIAN                          NAME OF DEPOSITORY
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Jordan                       Arab Bank, PLC, Amman                        None
---------------------------- -------------------------------------------- --------------------------------------------
Kenya                        Barclays Bank of Kenya Limited, Nairobi      The Central Bank of Kenya
---------------------------- -------------------------------------------- --------------------------------------------
Luxembourg                   Banque Generale du Luxembourg, Luxembourg    None
---------------------------- -------------------------------------------- --------------------------------------------
Malaysia                     Deutsche Bank (Malaysia) Berhad, Kuala       (1)  Malaysian Central Depository Sdn. Bhd.
                             Lumpur                                       (2)  Bank Negara Malaysia
---------------------------- -------------------------------------------- --------------------------------------------
                             United Overseas Bank (Malaysia) Bhd, Kuala   (1)  Malaysian Central Depository Sdn. Bhd.
                             Lumpur                                       (2)  Bank Negara Malaysia
---------------------------- -------------------------------------------- --------------------------------------------
Malta                        Bank of Valletta PLC                         Malta Stock Exchange - Central Securities
                                                                          Depository (C.S.D.)
---------------------------- -------------------------------------------- --------------------------------------------
Mauritius                    The Hongkong and Shanghai Banking            Central Depository and Settlement Co. Ltd.
                             Corporation Limited, Port Louis
---------------------------- -------------------------------------------- --------------------------------------------
Mexico                       Banco Nacional de Mexico (Banamex), Santa    (1)  S.D. Indeval, S.A., de C.V.
                             Fe                                           (2)  Banco de Mexico
---------------------------- -------------------------------------------- --------------------------------------------
                             Bancomer, S.A., Institucion de Banca         (1)  S.D. Indeval, S.A., de C.V.
                             Multiple, Grupo Financiero, Mexico City      (2)  Banco de Mexico
---------------------------- -------------------------------------------- --------------------------------------------
                             Citibank Mexico, S.A., Mexico City           (1)  S.D. Indeval, S.A., de C.V.
                                                                          (2)  Banco de Mexico
---------------------------- -------------------------------------------- --------------------------------------------
Morocco                      Banque Marocaine du Commerce Exterieur,      MAROCLEAR
                             Casablanca
---------------------------- -------------------------------------------- --------------------------------------------
Netherlands                  Deutsche Bank AG, Amsterdam                  Nederlands Centraal Instituut voor Giraal
                                                                          Effectenverkeer B.V.
---------------------------- -------------------------------------------- --------------------------------------------
New Zealand                  National Bank of Australia Limited           New Zealand Central Securities Depository
                                                                          Limited
---------------------------- -------------------------------------------- --------------------------------------------
Norway                       Den Norske Bank ASA, Oslo                    Verdipapirsentralen - The Norwegian
                                                                          Central Securities Depository (VPS)
---------------------------- -------------------------------------------- --------------------------------------------

---------------------------- -------------------------------------------- --------------------------------------------
       JURISDICTION                     NAME OF SUBCUSTODIAN                          NAME OF DEPOSITORY
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------
Pakistan                     Deutsche Bank AG, Karachi                    The Central Depository Company of Pakistan
                                                                          Limited
---------------------------- -------------------------------------------- --------------------------------------------
Peru                         Citibank, N.A., Lima                         Caja de Valores y Liquidaciones, S.A.
---------------------------- -------------------------------------------- --------------------------------------------
Philippines                  Deutsche Bank AG, Manila                     (1)  The Philippines Central Depository
                                                                               Inc.
                                                                          (2)  The Registry of Scripless Securities
---------------------------- -------------------------------------------- --------------------------------------------
Poland                       Citibank Poland, S.A., Warsaw                (1)  The National Depository of Securities
                                                                          (2)  The National Bank of Poland
---------------------------- -------------------------------------------- --------------------------------------------
                             Deutsche Bank Polska S.A., Warsaw            (1)  The National Depository of Securities
                                                                          (2)  The National Bank of Poland
---------------------------- -------------------------------------------- --------------------------------------------
Portugal                     Banco Comercial Portugues, S.A., Lisbon      Central de Valores Mobiliarios
---------------------------- -------------------------------------------- --------------------------------------------
                             Banco Espirito Santo S.A.                    Central de Valores Mobiliarios
---------------------------- -------------------------------------------- --------------------------------------------
Russia                       ZAO Bank "Credit Suisse First Boston AO",    Vneshtorgbank
                             Moscow
---------------------------- -------------------------------------------- --------------------------------------------
                             Deutsche Bank Ltd., Moscow                   None
---------------------------- -------------------------------------------- --------------------------------------------
Singapore                    Deutsche Bank AG, Singapore                  The Central Depository (Pte) Limited
---------------------------- -------------------------------------------- --------------------------------------------
                             United Overseas Bank Ltd., Singapore         The Central Depository (Pte) Limited
---------------------------- -------------------------------------------- --------------------------------------------
Slovak Republic              Bank Austria AG Vienna                       (1)  Stredisko Cennych Papierov
                                                                          (2)  The National Bank of Slovakia
---------------------------- -------------------------------------------- --------------------------------------------
                             Ceskoslovenska Obchodni Banka, A.S.,         (1)  Stredisko Cennych Papierov
                             Bratislava                                   (2)  The National Bank of Slovakia
---------------------------- -------------------------------------------- --------------------------------------------
South Africa                 ABSA Bank Limited, Johannesburg              The Central Depository (Pty) Ltd.
---------------------------- -------------------------------------------- --------------------------------------------
                             Standard Corporate and Merchant Bank.  A     The Central Depository (Pty) Ltd.
                             division of The Standard Bank of South
                             Africa
---------------------------- -------------------------------------------- --------------------------------------------
South Korea                  Deutsche Bank AG, Seoul                      The Korean Securities Depository
---------------------------- -------------------------------------------- --------------------------------------------

---------------------------- -------------------------------------------- --------------------------------------------
       JURISDICTION                     NAME OF SUBCUSTODIAN                          NAME OF DEPOSITORY
---------------------------- -------------------------------------------- --------------------------------------------
---------------------------- -------------------------------------------- --------------------------------------------

Spain                        Deutsche Bank Sociedad Anonima Espanola,     (1)  Servico de Compensacion y Liquidacion
                             Barcelona                                         de Valores, S.A.
                                                                          (2)  Banco de Espana
---------------------------- -------------------------------------------- --------------------------------------------
Sri Lanka                    Deutsche Bank AG, Colombo                    The Central Depository System (Pvt) Limited
---------------------------- -------------------------------------------- --------------------------------------------
Sweden                       Svenska Handelsbanken, Stockholm             Vardepapperscentralen (PC) Swedish Central
                                                                          Securities Depository and Clearing
                                                                          Organization
---------------------------- -------------------------------------------- --------------------------------------------
Switzerland                  Credit Suisse First Boston, Zurich           SIS SEGAINTERSETTLE AG
---------------------------- -------------------------------------------- --------------------------------------------
                             UBS AG, Zurich                               SIS SEGAINTERSETTLE AG
---------------------------- -------------------------------------------- --------------------------------------------
Taiwan                       Deutsche Bank AG, Taipei                     The Taiwan Securities Central Depository
                                                                          Company, Ltd.
---------------------------- -------------------------------------------- --------------------------------------------
Thailand                     Deutsche Bank AG, Bangkok                    The Thailand Securities Depository Company
                                                                          Limited
---------------------------- -------------------------------------------- --------------------------------------------
Tunisia                      Banque Internationale Arabe de Tunisie,      STICODEVAM
                             Tunis
---------------------------- -------------------------------------------- --------------------------------------------
Turkey                       Ottoman Bank                                 (1)  Takasbank - ISE Settlement and Custody
                                                                               Bank Inc.
                                                                          (2)  The Central Bank of Turkey
---------------------------- -------------------------------------------- --------------------------------------------
United Kingdom               Deutsche Bank AG, London                     (1)  The Central Moneymarkets Office
                                                                          (2)  CRESTCo Limited
---------------------------- -------------------------------------------- --------------------------------------------
Venezuela                    Citibank, N.A., Caracas                      (1)  The Caja Venezolana de Valores
                                                                               S.A.C.A.
                                                                          (2)  Banco Central de Venezuela
---------------------------- -------------------------------------------- --------------------------------------------
Zambia                       Barclays Bank of Zambia Limited, Lusaka      (1)  The LuSE Central Share Depository
                                                                               Limited
                                                                          (2)  The Bank of Zambia
---------------------------- -------------------------------------------- --------------------------------------------
Zimbabwe                     Barclays Bank of Zimbabwe Limited, Harare    None
---------------------------- -------------------------------------------- --------------------------------------------

                                    EXHIBIT B








                             Growth Opportunity Fund